UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2011
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07791 (Commission File Number)	72-1424200 (IRS Employer Identification Number)

1615 Poydras Street New Orleans, Louisiana (Address of principal executive offices)	70112 (Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 16, 2011, McMoRan Exploration Co. (the Company) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the State of Delaware to amend Article X sections (f) and (k) to revise the definitions of “Continuing Director” and “Interested Stockholder,” as approved by the Company’s stockholders at the 2011 annual meeting of stockholders held on June 15, 2011. The Certificate of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2011 annual meeting of stockholders on June 15, 2011, in Wilmington, Delaware. At the annual meeting, the Company’s stockholders (1) elected each of the eleven persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, (2) approved, on an advisory basis, the compensation of the named executive officers, (3) approved, on an advisory basis, future advisory votes on the compensation of the named executive officers to be held every year, (4) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the 2011 fiscal year and (5) approved an amendment to the Amended and Restated Certificate of Incorporation to revise the definitions of “Continuing Director” and “Interested Stockholder.”
Of the 158,431,745 shares of the Company’s common stock outstanding as of the record date, 147,998,268 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as follows:

Proposal 1:	Election of eleven directors.

		Votes	Broker
Name	Votes For	Withheld	Non-Votes
Richard C. Adkerson	120,548,223	801,307	26,648,738
A. Peyton Bush, III	120,876,732	472,798	26,648,738
William P. Carmichael	115,849,481	5,500,049	26,648,738
Robert A. Day	120,827,369	522,161	26,648,738
James C. Flores	120,795,632	553,898	26,648,738
Gerald J. Ford	114,999,973	6,349,557	26,648,738
H. Devon Graham, Jr.	120,613,236	736,294	26,648,738
Suzanne T. Mestayer	120,682,281	667,249	26,648,738
James R. Moffett	120,295,997	1,053,533	26,648,738
B. M. Rankin, Jr.	120,243,477	1,106,053	26,648,738
John F. Wombwell	120,776,864	572,666	26,648,738

Proposal 2:	Approve, on an advisory basis, the compensation of the named executive officers.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
116,736,422	3,886,728	726,380	26,648,738

Proposal 3:	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the named executive officers.

				Broker
1 Year	2 Years	3 Years	Abstentions	Non-Votes
114,858,844	308,267	5,480,621	701,798	26,648,738

In accordance with the results of the vote on Proposal 3, the Company, based on the recommendation of its board of directors and the vote of its stockholders, determined to implement an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold a vote on frequency every six years.

Proposal 4:	Ratification of appointment of Ernst & Young LLP as the independent registered public accounting firm.

	Votes
Votes For	Against	Abstentions
146,952,048	386,333	659,887

Proposal 5:	Approval of the proposed amendment to Article X sections (f) and (k) of the Amended and Restated Certificate of Incorporation to revise the definitions of “Continuing Director” and “Interested Stockholder.”

	Votes
Votes For	Against	Abstentions
109,782,808	37,291,919	923,541
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer and Secretary (authorized signatory and Principal Financial Officer)

Date: June 17, 2011

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of McMoRan Exploration Co.